FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO PROSPECTUS DATED MAY 31, 1998


     At a meeting to be held on March 26, 1999, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.


Shareholders will be asked to consider proposals:

1.      To elect eight Directors.

2.      To ratify the selection of the Fund's independent auditors.
3.      To make changes to the Fund's fundamental investment policies:

     a) To amend the Fund's fundamental investment policy regarding borrowing to permit the use of reverse repurchase agreements;

     b) To make non-fundamental, and to amend, the Fund's fundamental investment policy to permit the Fund to invest in the securities of other investment companies;

     c) To make non-fundamental, and to amend, the Fund's fundamental investment policy regarding investing in mortgage securities; and

     d) To amend the Fund's fundamental investment policy to allow investments in real estate investment trusts.

January 12, 1999
Cusip 314182106
Cusip 314182205
Cusip 314182304
G02535-02 (1/99)